XII.

                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB (the "Report") of Double Eagle Petroleum Company (the "Company") for the quarter ended March 31, 2003, each of Stephen H. Hollis, the Chief Executive Officer, and David C. Milholm, Principal Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 14, 2003                     /s/  Stephen H. Hollis
                                             ----------------------
                                             Stephen H. Hollis,
                                             Chief Executive Officer and



                                             /s/ David C. Milholm
                                             --------------------
                                             David C. Milholm,
                                             Principal Financial Officer